Mitek Reports Fiscal 2024 First Quarter Financial Results and Provides Preliminary Second Quarter Revenue Results

Company Reiterates Guidance for Fiscal 2024

SAN DIEGO, CA, April 15, 2024 - Mitek Systems, Inc. (NASDAQ: MITK, www.miteksystems.com, “Mitek” or the “Company”), a global leader in digital identity and fraud prevention, today reported financial results for its first quarter ended December 31, 2023, and provided select preliminary results for its second quarter ended March 31, 2024. Mitek also reiterated its previously provided guidance for its 2024 fiscal year ending September 30, 2024.

Fiscal 2024 First Quarter Financial Results

•Total revenue was $36.9 million, compared to $45.7 million a year ago.
•GAAP operating loss was $6.9 million, an operating margin of negative 19%, compared to GAAP operating income of $8.4 million, an operating margin of 18% a year ago.
•GAAP net loss was $5.8 million, or negative $0.13 per diluted share, compared to GAAP net income of $4.7 million, or $0.10 per diluted share a year ago.
•Non-GAAP operating income was $5.6 million and non-GAAP operating margin was 15%, compared to non-GAAP operating income of $18.4 million and a non-GAAP operating margin of 40% last year.
•Non-GAAP net income was $6.3 million, or $0.14 per diluted share, compared to $14.3 million, or $0.31 per diluted share last year.
•Cash flow from operations was a negative $9.5 million, driven by $7.8 million in cash taxes paid for FY2023 during the quarter and $4.6 million in cash paid for the final ID R&D earnout payment.
•Total cash and investments was $123.9 million at December 31, 2023, compared to $134.9 million on September 30, 2023.

Preliminary Fiscal 2024 Second Quarter Revenue Results

•Mitek expects fiscal second quarter revenue to be in the range of $46 million to $47 million.

The Company’s independent auditor has not reviewed or audited these preliminary estimated financial results. The Company’s actual results may differ materially from these preliminary financial results, and may be outside the estimated ranges. This preliminary financial data has been prepared by and is the responsibility of the Company. The Company has not fully completed its review of these preliminary financial results for the fiscal quarter ended March 31, 2024.

Mitek CEO Max Carnecchia’s Comments

"As previously discussed, in the first quarter of last year we had a large one-time multi-year mobile deposit reorder that pulled forward about $7 million of future year revenue into that quarter, including $2.7 million that would have been recognized in fiscal Q1’24, creating a very difficult year over year comparison. It’s important to note that this quarter’s results are not representative of a business trend, in fact, to the contrary. With our fiscal 2024 guidance, which we are reiterating today, we expect our Deposits product revenue to grow 10 to 12% year over year on a normalized basis and our Identity product revenue to grow 10 to 12% year over year. We anticipate that much of this growth will occur in the second half of the fiscal year, with growth continuing in fiscal 2025. Having achieved product market fit with our new products, including Check Fraud Defender, MiVIP, MiPass and ID R&D biometrics software products, we have several growth drivers in place leveraging advanced AI and machine learning to meet evolving customer needs to enhance trust and convenience in digital interactions."

Fiscal 2024 Full Year Guidance

Mitek is reiterating its previously provided guidance for its fiscal year ending September 30, 2024, as follows:

•Mitek expects full-year revenue to be in the range of $180.0 million to $185.0 million, a 6% growth rate at the midpoint of the range. In fiscal 2023, Mitek signed a large multi-year mobile deposit reorder with one customer that locked in favorable pricing over a four-year period. Due to the unique terms of this contract, Mitek recognized additional license revenue relating to future years of approximately $7.0 million in fiscal 2023. If the Company backs out the future year revenue of $7 million from its fiscal 2023 revenue and attributes the $2.7 million that would have been attributable to fiscal 2024 to the midpoint of the fiscal 2024 revenue guidance, it would represent growth of approximately 12.0% at the revised midpoint.
•Mitek expects its non-GAAP operating margin for fiscal 2024 to be between 30.0% and 31.0%.

Conference Call Information

Mitek management will host a conference call and live webcast for analysts and investors today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss the Company’s financial results for the fourth quarter and fiscal year ending September 30, 2023. To access the live call, dial 877-270-2148 (US and Canada) or +1 412-902-6510 (International) and ask to join the Mitek call. A live and archived webcast of the conference call will also be accessible on the Investor Relations section of the Company’s website at www.miteksystems.com. A phone replay will be available approximately two hours following the end of the call, and it will remain available for one week. The phone call replay can be accessed by dialing 877-344-7529 (US or Canada) or 1-412-317-0088 (International) and entering the passcode: 1577571.

About Mitek Systems, Inc.

Mitek (NASDAQ: MITK) is a global leader in digital access, founded to bridge the physical and digital worlds. Mitek’s advanced identity verification technologies and global platform make digital access faster and more secure than ever, providing companies new levels of control, deployment ease and operation, while protecting the entire customer journey. Trusted by 99% of U.S. banks for mobile check deposits and
7,900 of the world’s largest organizations, Mitek helps companies reduce risk and meet regulatory requirements. Learn more at www.miteksystems.com. [(MITK-F)]

Follow Mitek on LinkedIn, X and YouTube, and read Mitek’s latest blog posts here.

Notice Regarding Forward-Looking Statements

Statements contained in this news release relating to the Company or its management’s intentions, hopes, beliefs, expectations or predictions of the future, including, but not limited to, statements relating to the Company’s select preliminary revenue results for the second quarter ended March 31, 2024, the Company’s fiscal 2024 guidance, its expectation regarding timing of revenue growth, its intent to use its growth drivers in place that leverage advanced AI and machine learning to meet evolving customer needs and its intent to enhance trust and convenience in digital interactions, are forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the Company’s ability to withstand negative conditions in the global economy, a lack of demand for or market acceptance of the Company’s products, the impact of the Company’s acquisition of HooYu Ltd. including any operational or cultural difficulties associated with the integration of the businesses of Mitek and HooYu Ltd., the Company’s ability to continue to develop, produce and introduce innovative new products in a timely manner, the Company’s ability to capitalize on a growing market, quarterly variations in revenue, the profitability of certain sectors of the Company, the performance of the Company’s growth initiatives, the outcome of any pending or threatened litigation, and the timing of the implementation and launch of the Company’s products by the Company’s signed customers.

Additional risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (SEC), including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as filed with the SEC on March 19, 2024 and its quarterly reports on Form 10-Q and current reports on Form 8-K, which you may obtain for free on the SEC’s website at www.sec.gov. Collectively, these risks and uncertainties could cause the Company’s actual results to differ materially from those projected in its forward-looking statements and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contact:
Todd Kehrli or Jim Byers
MKR Investor Relations, Inc.
mitk@mkr-group.com

Note Regarding Use of Non-GAAP Financial Measures

This news release contains non-U.S. generally accepted accounting principles (“GAAP”) financial measures for non-GAAP net income and non-GAAP net income per share that exclude acquisition-related costs and expenses, litigation and other legal costs, executive transition costs, stock compensation expense, non-recurring audit fees, enterprise risk, portfolio positioning and other related costs, and restructuring costs. These financial measures are not calculated in accordance with GAAP and are not based on any comprehensive set of accounting rules or principles. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement financial statements prepared under GAAP. Management believes these non-GAAP financial measures provide a useful measure of the Company’s operating results, a meaningful comparison with historical results and with the results of other companies, and insight into the Company’s ongoing operating performance. Further, management and the Board of Directors of the Company utilize these non-GAAP financial measures to gain a better understanding of the Company’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Management believes these non-GAAP financial measures, when read in conjunction with the Company’s GAAP financial statements, are useful to investors because they provide a basis for meaningful period-to-period comparisons of the Company’s ongoing operating results, including results of operations against investor and analyst financial models, which helps identify trends in the Company’s underlying business and provides a better understanding of how management plans and measures the Company’s underlying business.

The Company has not provided a reconciliation of its forward outlook for non-GAAP operating margin with its forward-looking GAAP operating margin in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. The Company is unable, without unreasonable efforts, to quantify share-based compensation expense, which is excluded from our non-GAAP operating margin, as it requires additional inputs such as the number of shares granted and market prices that are not ascertainable due to the volatility of the Company’s share price. Additionally, a significant portion of the Company’s operations are in foreign countries and the transactional currencies are primarily Euros and British pound sterling and the Company is not able to predict fluctuations in those currencies without unreasonable efforts.

MITEK SYSTEMS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(amounts in thousands except share data)

	December 31, 2023	September 30, 2023
ASSETS
Current assets:
Cash and cash equivalents	$64,538	$58,913
Short-term investments	59,373	74,700
Accounts receivable, net	35,267	32,132
Contract assets, current portion	17,305	18,355
Prepaid expenses	6,908	3,513
Other current assets	2,573	2,396
Total current assets	185,964	190,009
Long-term investments	—	1,304
Property and equipment, net	2,695	2,829
Right-of-use assets	3,837	4,140
Goodwill and intangible assets	190,837	188,222
Deferred income tax assets	13,388	11,645
Contract assets, non-current portion	7,216	5,579
Other non-current assets	1,453	1,647
Total assets	405,390	405,375
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	10,169	7,589
Accrued payroll and related taxes	7,063	10,554
Accrued interest payable	598	305
Income tax payables	51	4,329
Deferred revenue, current portion	18,330	17,360
Lease liabilities, current portion	1,569	1,902
Acquisition-related contingent consideration	—	7,976
Other current liabilities	1,820	1,482
Total current liabilities	39,600	51,497
Convertible senior notes	137,486	135,516
Deferred revenue, non-current portion	1,051	957
Lease liabilities, non-current portion	2,792	2,867
Deferred income tax liabilities, non-current portion	6,757	6,476
Other non-current liabilities	3,906	2,874
Total liabilities	191,592	200,187
Stockholders’ equity:
Preferred stock, $0.001 par value, 1,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 120,000,000 shares authorized, 46,631,594 and 45,591,199 issued and outstanding, as of December 31, 2023 and September 30, 2023, respectively	47	46
Additional paid-in capital	236,447	228,691
Accumulated other comprehensive loss	(7,591)	(14,237)
Accumulated deficit	(15,105)	(9,312)
Total stockholders’ equity	213,798	205,188
Total liabilities and stockholders’ equity	$405,390	$405,375

MITEK SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(amounts in thousands except per share data)

	Three Months Ended December 31,
	2023	2022
Revenue
Software and hardware	$15,980	$26,376
Services and other	20,937	19,327
Total revenue	36,917	45,703
Operating costs and expenses
Cost of revenue—software and hardware (exclusive of depreciation & amortization)	40	169
Cost of revenue—services and other (exclusive of depreciation & amortization)	5,494	4,900
Selling and marketing	9,856	9,515
Research and development	8,874	7,670
General and administrative	15,538	8,479
Amortization and acquisition-related costs	3,983	4,821
Restructuring costs	48	1,776
Total operating costs and expenses	43,833	37,330
Operating income (loss)	(6,916)	8,373
Interest expense	2,263	2,137
Other income, net	1,642	336
Income (loss) before income taxes	(7,537)	6,572
Income tax benefit (provision)	1,744	(1,846)
Net income (loss)	$(5,793)	$4,726
Net income (loss) per share—basic	$(0.13)	$0.11
Net income (loss) per share—diluted	$(0.13)	$0.10
Shares used in calculating net income (loss) per share—basic	46,294	44,930
Shares used in calculating net income (loss) per share—diluted	46,294	45,634

MITEK SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(amounts in thousands)

	Three Months Ended December 31,
	2023	2022
Operating activities:
Net income (loss)	$(5,793)	$4,726
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Stock-based compensation expense	3,430	2,442
Amortization of intangible assets	3,847	4,487
Depreciation and amortization	391	343
Amortization of investment premiums & other	(1,398)	13
Accretion and amortization on debt securities	1,970	1,844
Net changes in estimated fair value of acquisition-related contingent consideration	136	330
Deferred taxes	(1,708)	(3,459)
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	(2,771)	58
Contract assets	(511)	(5,507)
Other assets	(3,192)	(154)
Accounts payable	2,520	980
Accrued payroll and related taxes	(3,704)	(4,174)
Income taxes payable	(4,254)	5,149
Deferred revenue	857	(1,521)
Restructuring accrual	—	(651)
Other liabilities	717	354
Net cash provided by (used in) operating activities	(9,463)	5,260
Investing activities:
Purchases of investments	(14,991)	—
Sales and maturities of investments	33,121	18,750
Purchases of property and equipment, net	(241)	(154)
Net cash provided by (used in) investing activities	17,889	18,596
Financing activities:
Proceeds from the issuance of equity plan common stock	856	662
Payment of acquisition-related contingent consideration	(4,641)	—
Proceeds from other borrowings	707	—
Principal payments on other borrowings	(36)	(36)
Net cash provided by (used in) financing activities	(3,114)	626
Foreign currency effect on cash and cash equivalents	313	574
Net increase in cash and cash equivalents	5,625	25,056
Cash and cash equivalents at beginning of period	58,913	32,059
Cash and cash equivalents at end of period	$64,538	$57,115

MITEK SYSTEMS, INC.
DISAGGREGATION OF REVENUE
(Unaudited)
(amounts in thousands)

	Three Months Ended December 31,
	2023	2022
Major product category
Deposits software and hardware	$14,048	$24,453
Deposits services and other	7,029	5,828
Deposits revenue	21,077	30,281
Identity verification software and hardware	1,932	1,923
Identity verification services and other	13,908	13,499
Identity verification revenue	15,840	15,422
Total revenue	$36,917	$45,703

MITEK SYSTEMS, INC.
NON-GAAP NET INCOME RECONCILIATION
(Unaudited)
(amounts in thousands except per share data)

	Three Months Ended December 31,
	2023	2022
Net income (loss)	$(5,793)	$4,726
Non-GAAP adjustments:
Acquisition-related costs and expenses	3,984	4,821
Litigation and other legal costs	2,169	253
Executive transition costs	209	—
Stock compensation expense	3,430	2,442
Non-recurring audit fees	1,638	740
Enterprise risk, portfolio positioning and other related costs	996	—
Restructuring costs	48	1,776
Amortization of debt discount and issuance costs	1,970	1,844
Income tax effect of pre-tax adjustments	(2,967)	(2,992)
Cash tax difference(1)	641	662
Non-GAAP net income	$6,325	$14,272
Non-GAAP income per share—basic	$0.14	$0.32
Non-GAAP income per share—diluted	$0.14	$0.31
Shares used in calculating non-GAAP net income per share—basic	46,294	44,930
Shares used in calculating non-GAAP net income per share—diluted	46,294	45,634

(1)The Company’s non-GAAP net income is calculated using a cash tax rate of 13% in fiscal 2024 and 24% in fiscal 2023. The estimated cash tax rate is the estimated annual tax payable on the Company’s tax returns as a percentage of estimated annual non-GAAP pre-tax net income. The Company uses an estimated cash tax rate to adjust for the historical variation in the effective book tax rate associated with the reversal of valuation allowances, and the utilization of research and development tax credits which currently have an overall effect of reducing taxes payable. The Company believes that the cash tax rate provides a more transparent view of the Company’s operating results. The Company’s effective tax rate used for the purposes of calculating GAAP net income for fiscal 2024 and 2023 was 23% and 28%, respectively.

MITEK SYSTEMS, INC.
NON-GAAP OPERATING INCOME RECONCILIATION
(Unaudited)
(amounts in thousands)

	Three Months Ended December 31,
	2023	2022
GAAP operating income	$(6,916)	$8,373
Non-GAAP adjustments:
Acquisition-related costs and expenses	3,984	4,821
Litigation and other legal costs	2,169	253
Executive transition costs	209	—
Stock compensation expense	3,430	2,442
Non-recurring audit fees	1,638	740
Enterprise risk, portfolio positioning and other related costs	996	—
Restructuring costs	48	1,776
Non-GAAP operating income	$5,558	$18,405

Total Revenue	$36,917	$45,703
Non-GAAP operating margin	15%	40%